                                                              File No. 811-10375
                                                              File No. 333-60940

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
                           Pre-Effective Amendment No. _____           [ ]
                           Post-Effective Amendment No. 3              [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           Amendment No. 4                             [X]


--------------------------------------------------------------------------------

                      THE GATEWAY VARIABLE INSURANCE TRUST
                            Rookwood Tower, Suite 600
                                3805 Edwards Road
                             Cincinnati, Ohio 45209
                         Telephone Number (513) 719-1100

--------------------------------------------------------------------------------

        Agent for Service:                        Copy to:
        GEOFFREY KEENAN                           Donald S. Mendelsohn, Esq.
        Rookwood Tower, Suite 600                 Thompson Hine LLP
        3805 Edwards Road                         312 Walnut Street, 14th Floor
        Cincinnati, Ohio  45209                   Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check the appropriate box)


        [ ] immediately upon filing pursuant to paragraph (b)
        [X] on May 1, 2004 pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                   FRONT COVER


Gateway VIT Fund



PROSPECTUS May 1, 2004


As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved the Fund's shares. It is a criminal offense to state otherwise.

Shares of the Fund are available to the public only through the purchase of certain variable life insurance contracts and variable annuity contracts offered by participating life insurance companies, and through certain retirement plans. This prospectus contains information you should read before allocating your contract premiums or payments, or retirement plan contributions, to the Fund.

If you are a variable life insurance or variable annuity contract owner, your premiums or payments under your contract are allocated to the Fund through the insurance company's separate account. You should also read the insurance company's contract prospectus that accompanies this prospectus for a detailed explanation of your contract.



Gateway Variable Insurance Trust

Table Of Contents


Gateway VIT Fund Investment Objective And Principal Strategies............................................................1
Principal Risks...........................................................................................................1
Past Performance..........................................................................................................1
Expenses..................................................................................................................3
   Annual Fund Operating Expenses.........................................................................................3
   Management Fees........................................................................................................3
More Information About Principal Investment Strategies And Risks..........................................................3
   Principal Investment Strategies........................................................................................3
   Risks..................................................................................................................4
About The Investment Adviser..............................................................................................5
   Portfolio Manager Profile..............................................................................................5
   Prior Performance Of The Adviser.......................................................................................5
Other Information.........................................................................................................6
   How Fund Shares Are Priced.............................................................................................6
   Dividends And Distributions............................................................................................6
   Tax Issues.............................................................................................................6
Financial Highlights......................................................................................................7
   Purchasing And Redeeming Shares........................................................................................7
Additional Information About Purchasing And Redeeming Shares..............................................................8
Privacy Policy............................................................................................................8

GATEWAY VIT FUND INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Gateway VIT Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Historically, investments in equities have produced higher rates of return than fixed income investments. While providing higher returns, equity investments tend toward greater fluctuations in value over time, thus being significantly more volatile than fixed income investments. The Fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.

The Fund is designed for you if you are a conservative investor whose investment objective is to earn consistently higher rates of return than fixed income investments over the long term. The Fund owns the 500 common stocks included in the S&P 500 Index, and sells index call options on its indexed portfolio. Selling index call options reduces the Fund's volatility, provides a steady cash flow and is the Fund's primary source of return. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time. The value of a put option generally increases as stock prices decrease. The combination of the indexed stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is designed to provide the Fund with fairly consistent returns over a wide range of fixed income and equity market environments.

The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. Historically, the Fund's volatility has been closer to intermediate-term fixed income investments (approximately five-year maturities) and hybrid investments (blends of equity and short-term fixed income) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments. The objective of the risk-management strategy using index options is to limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

PRINCIPAL RISKS

The Fund's stock portfolio is subject to market risk. Stock prices may decline over short or even extended periods of time. The Fund's option strategies may not fully protect it against declines in the value of its stock portfolio. The Fund could experience a loss in both the stock and option portions of its portfolio.

When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances the Fund may not own any put options, resulting in increased risk during a market decline.

The value of your investment in the Fund may go up and down. You could lose money investing in the Fund. Furthermore, because the Fund has a long-term investment objective, it is not appropriate for short-term investments.


PAST PERFORMANCE


The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. As with all mutual funds, historical results do not necessarily indicate how the Fund will perform in the future. The bar chart shows the Fund's annual total returns for the last two calendar years ended December 31, 2003 and how returns can fluctuate from year to year. All return figures on this page assume the reinvestment of dividends and distributions. Also shown are the best and worst quarterly returns for the Fund over the same time period.



(Insert Bar Chart)

(Plot Points for Bar Chart)
Gateway VIT Fund

Annual Total Returns as of December 31,


2002             (4.05)%
2003             11.25%


BEST QUARTER -  FOURTH QUARTER 2002                        9.99%
WORST QUARTER - THIRD QUARTER 2002                        (8.45)%


The following table compares the Fund's performance over time to that of the S&P 500 Index, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index and the Russell 2000 Index. The S&P 500 and Russell 2000 indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U. S. stock market. These indexes were chosen for comparison because they reflect the broad spectrum of U. S. equity markets. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index reflects the performance of the U. S. bond market and was chosen for comparison because the Fund's historical volatility of returns is closer to intermediate-term bonds than to equities.



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003                                               SINCE INCEPTION
                                                                                     1 YEAR          ON 11/6/2001
                                                                                     ------------ -------------------
GATEWAY VIT FUND                                                                        11.25%          3.98%
                                                                                        ------         ------
LEHMAN BROTHERS U. S. INTERMEDIATE                                                       4.31%          5.67%
   GOVERNMENT/CREDIT BOND INDEX*
S&P 500 INDEX*                                                                          28.67%          1.44%
RUSSELL 2000 INDEX*                                                                     47.25%         12.76%

*Index returns reflect no deductions for fees or expenses.

EXPENSES

This table describes the fees and expenses that you indirectly pay if you invest in the Fund through your retirement plan or if you allocate your insurance or annuity contract premiums or payments to the Fund. However, each insurance company's separate account involves fees and expenses that are not described in this prospectus. You should review the insurance company's contract prospectus for a complete description of fees and expenses.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                 0.50%
Distribution (12b-1) Fees                       None
Other Expenses                                  0.49%
                                            ---------
Total Annual Fund Operating Expenses(1)         0.99%


(1) The Fund's adviser has contractually agreed to waive all or a portion of its management fees in order to maintain the Fund's net expenses at no more than 1.00% through December 31, 2004. The adviser has not agreed to reimburse any other Fund expenses.


EXAMPLE

This Example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes an investment of $10,000 in the Fund for the time periods indicated and then redemption of all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions the costs would be:

     1 Year          3 Years        5 Years        10 Years
----------------- -------------- --------------- --------------
      $101            $315            $547           $1,213


MANAGEMENT FEES


The Fund paid Gateway Investment Advisers, L.P. ("the Adviser") an annual fee of 0.50% of its average daily net assets for the 2003 fiscal year. This fee reflects the terms of the Management Agreement under which the Adviser provides portfolio management services to the Fund. Also under the Management Agreement, the Adviser pays certain expenses of the Fund including: printing and distributing all Fund prospectuses and reports to current shareholders, printing and transmitting reports to governmental agencies and printing and mailing costs.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

PURCHASING STOCKS


The Fund invests in the 500 stocks included in the S&P 500 Index. Each stock is held in approximately the same proportion as in the S&P 500 Index. For example, if a stock represents 2% of the value of the S&P 500 Index, the

Fund invests approximately 2% of its assets in the stock. The Adviser monitors the composition of the S&P 500 Index and makes adjustments to the Fund's portfolio as needed.


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Gateway Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund.

In addition to investing directly in the stocks that comprise the S&P 500 Index, the Fund may invest a portion of its assets in exchange-traded funds such as S&P Depositary Receipts ("SPDRs"). SPDRs are shares of a publicly traded unit investment trust that owns the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the S&P 500 Index relatively closely, before deducting expenses.

Please see the Fund's Statement of Additional Information for more information. The investment objective and strategies of the Fund may be changed without shareholder approval.

SELLING INDEX CALL OPTIONS

The Fund continuously sells index call options on the full value of its indexed stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

PURCHASING INDEX PUT OPTIONS

The Fund buys index put options in an attempt to protect the Fund from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease. The Fund may not spend more than 5% of its assets to purchase index put options.

OTHER INVESTMENTS

The Fund may hold cash for temporary defensive purposes or, under normal circumstances, for purposes of liquidity. Cash is normally invested in money market instruments, no-load mutual funds or repurchase agreements. If the Fund invests in shares of a mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees and other fees charged by the mutual fund. In a repurchase agreement, the Fund buys securities and the seller agrees at the time of sale to repurchase the securities at an agreed-upon date, price and interest rate. The Fund may not invest more than 5% of its assets in repurchase agreements with a maturity longer than seven days. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash. To the extent that it is invested in cash for temporary defensive purposes, the Fund would not achieve its investment objective.

RISKS

SELLING INDEX CALL OPTIONS

Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

PURCHASING INDEX PUT OPTIONS

The Fund risks losing all or part of the cash paid for purchasing index put options.

CLOSING OPTION TRANSACTIONS

Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.


ABOUT THE INVESTMENT ADVISER


Gateway Investment Advisers, L.P. (the "Adviser") has acted as the investment adviser for the Gateway VIT Fund since its inception. The Adviser is located at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. As of December 31, 2003, the Adviser had approximately $2.2 billion in assets under management, including approximately $1.4 billion in assets invested in the Gateway Fund, another investment company managed by the Adviser. The Adviser provides the Fund with investment research and advice, as well as administration, accounting, transfer agency and shareholder services

PORTFOLIO MANAGER PROFILE
J. Patrick Rogers, CFA
Portfolio Manager Since Inception
MBA Xavier University 1994
BBA University of Notre Dame 1986
Age 40

J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president, chief investment officer and a member of its board of directors since 1995. He is the portfolio manager for the Gateway VIT Fund as well as the Gateway Fund, a series of The Gateway Trust. In addition, he is the president of the Gateway Variable Insurance Trust and the president and a trustee of The Gateway Trust.


PRIOR PERFORMANCE OF THE ADVISER


The Adviser manages one other mutual fund which is the Gateway Fund. The Gateway VIT Fund's investment objective, policies and strategies are substantially similar to those of the Gateway Fund. The performance data of the Gateway Fund is provided to illustrate past performance of the Adviser in managing the Gateway Fund, as compared to certain indexes. The Adviser was the investment adviser of the Gateway Fund during the entire period presented below.


The performance of the Gateway Fund does not represent the historical performance of the Gateway VIT Fund and should not be considered indicative of future performance of the Gateway VIT Fund. Results may differ because of, among other things, differences in brokerage commissions, Fund expenses (including management fees), timing of purchases and sales and availability of cash for new investments. The Gateway Fund's performance does not reflect the actual expenses of any variable annuity or variable life insurance contract, and the performance would be lower if such expenses were applied. In addition, as a mutual fund offered through separate accounts, the Gateway VIT Fund is subject to certain diversification requirements and other restrictions imposed on it by the Internal Revenue Code that do not apply to the Gateway Fund. If imposed on the Gateway Fund, these requirements and restrictions could have adversely affected the performance results of the Gateway Fund. The results for different periods may vary.



                          AVERAGE ANNUAL TOTAL RETURNS
                     for the periods ended December 31, 2003





                                                1 Year              5 Years                 10 Years
                                                ------              -------                 --------
GATEWAY FUND *                                  11.61%                4.29%                   7.26%
Lehman Brothers U. S. Intermediate              4.31%                 6.65%                   6.63%
    Government/Credit Bond Index**

                                                1 Year              5 Years                 10 Years
                                                ------              -------                 --------
S&P 500 Index ***                               28.67%                (0.57)%                 11.06%
Russell 2000 Index ***                          47.25%                7.13%                   9.47%



For comparison, the Fund's average annual total return for the periods ended December 31, 2003 were as follows:

                                                1 Year                Since Inception on
                                                                      11-6-2001

GATEWAY VIT FUND ****                           11.25%                3.98%


              [insert bar chart showing the following Plot Points.]

                                  Gateway Fund*
                     Annual Total Returns as of December 31,

 1994   1995      1996    1997     1998     1999    2000      2001      2002         2003
 ----   ----      ----    ----     ----     ----    ----      ----      ----         ----
 5.57%  11.04%   10.53%  12.35%   12.26%   12.97%   6.61%    (3.53%)   (4.86%)      11.61%


     * The Gateway Fund's average annual total returns include the reinvestment of dividends and capital gains and are net of the Gateway Fund's expenses. If the returns were calculated using the Gateway VIT Fund's expenses, the performance would be lower.


     ** The Lehman Brothers U.S. Intermediate Government/Credit Bond Index reflects the performance of the U.S. bond market and was chosen for comparison because the Fund's historical volatility of returns is closer to intermediate-term bonds than to equities. Index returns reflect no deductions for fees or expenses.


     *** The S&P 500 and Russell 2000 Indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the
U. S. stock market. These Indexes were chosen for comparison because they reflect the broad spectrum of U. S. equity markets. Index returns reflect no deductions for fees or expenses.

     **** The Fund's average annual total returns include the reinvestment of dividends and capital gains and are net of its expenses.

OTHER INFORMATION

HOW FUND SHARES ARE PRICED

The price for Fund shares is the Fund's net asset value per share ("NAV"), which is ordinarily determined as of the close of the New York Stock Exchange (the "NYSE"), normally 4:00 P.M. Eastern Time, on each day the NYSE is open. The NYSE is not open on weekends, national holidays or Good Friday. Orders will be priced at the next NAV calculated after the request has been received by a participating life insurance company, or from a retirement plan, in good order as described below.

The Fund normally values stocks at market value and options at the average of the closing bid and asked quotations. Under normal circumstances, closing option quotations are considered to reflect the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Furthermore, if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares dividends from net investment income and distributions from net capital gains at the end of December. Capital gain distributions may vary considerably from year to year. Unless otherwise instructed, dividends and capital gains are reinvested in the Fund.

TAX ISSUES

Because shares of the Fund may be purchased by the public only through variable insurance contracts and qualified retirement plans, it is anticipated that any income dividends or capital gain distributions made by the Fund will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or retirement plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Fund is sold in connection with variable insurance contracts, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

PURCHASING AND REDEEMING SHARES

You may not purchase or redeem shares of the Fund directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Refer to the prospectus for the participating insurance company's separate account or your plan documents for instructions on purchasing or redeeming of variable insurance contracts and on how to select the Fund as an investment option for a contract or a qualified plan.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's performance since inception. Certain information reflects results for a single Fund share. The total return represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the years ended December 31, 2003 and 2002, has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available on request. The information for the period ended December 31, 2001, was audited by other independent public accountants.



                                                             2003             2002           2001(1)
                                                            -------          -------         -------
  Net asset value, beginning of year                        $  7.98          $ 10.18         $ 10.00
                                                            -------          -------         -------
  Net investment income                                        0.07             0.07            0.01
  Net gain (loss) on investments                               0.83            (0.48)           0.18
    Total from investment operations                           0.90            (0.41)           0.19
  Dividends from net investment income                        (0.07)           (0.07)          (0.01)
  Distributions from net realized gain                          ---            (1.72)           0.00
      Total distributions                                     (0.07)           (1.79)          (0.01)
  Net asset value, end of year                              $  8.81           $ 7.98         $ 10.18
                                                            =======           ======         =======

  TOTAL RETURN                                               11.25%           (4.05%)          1.90%(2)

  Net assets, end of year (000s)                           $ 13,598          $12,219         $12,736
  Ratio of expenses to average net assets (4)                  0.99%            0.92%           1.00%(3)
  Ratio of net investment income to
      average net assets                                      0.81%            0.72%           0.64%(3)
  Portfolio turnover rate                                        0%               5%              0%



(1) Represents the period from the initial public offering of shares (November 6, 2001) through December 31, 2001.

(2) Unannualized.

(3) Annualized.


(4) Absent investment advisory and management fees waived by the Adviser, the ratios of expenses to average net assets would have been 1.10% and 1.44% for the periods ended December 31, 2002 and 2001, respectively.

ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING SHARES

o The Gateway Variable Insurance Trust reserves the right to reject any investment at any time.

o The Trust also reserves the right to redeem shares under certain circumstances. The insurance company, separate account or retirement plan will receive written notice at least 60 days prior to the redemption of your shares by the Trust.

o Trustees of the Gateway Variable Insurance Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.

o The Trust also reserves the right to make a "redemption in kind" - a payment in portfolio securities rather than cash - if the amount a separate account is redeeming is large enough to affect Fund operations.

o The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends, national holidays or Good Friday.

o The Fund may offer additional classes of shares. It is expected that each class would be subject to different expenses, including distribution expenses. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes.


PRIVACY POLICY

YOU SHOULD REFER TO THE PROSPECTUS OF THE INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR A DESCRIPTION OF THE POLICIES REGARDING DISCLOSURE OF YOUR NONPUBLIC PERSONAL INFORMATION.

CATEGORIES OF INFORMATION THE FUND COLLECTS
THE FUND DOES NOT COLLECT NONPUBLIC PERSONAL INFORMATION ABOUT YOU.

CATEGORIES OF INFORMATION THE FUND DISCLOSES
THE FUND DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT YOU TO UNAFFILIATED THIRD PARTIES, EXCEPT AS REQUIRED OR PERMITTED BY LAW.

BACK COVER PAGE OF PROSPECTUS

GATEWAY VIT FUND

More information on the Gateway VIT Fund, including a Statement of Additional Information ("SAI"). Annual Report, and a Semi-Annual Report is available without charge upon request.

The SAI provides more details about the Gateway VIT Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (i.e. it is legally considered a part of this prospectus).

The Annual and Semi-Annual Reports include the Gateway VIT Fund's financial statements, list portfolio holdings and the Annual Report contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

INFORMATION IS AVAILABLE:

By Telephone: (800) 354-6339

By Mail:        Gateway Variable Insurance Trust
                Shareholder Services
                P. O. Box 5211
                Cincinnati, OH  45201-5211

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or at the following e-mail address: publicinfo@sec.gov.

Gateway VIT Fund is a series of the Gateway Variable Insurance Trust, SEC file number: 811-10375.

--------------------------------------------------------------------------------


                      THE GATEWAY VARIABLE INSURANCE TRUST

                                Gateway VIT Fund


--------------------------------------------------------------------------------




                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004






This Statement is not a prospectus but should be read in conjunction with the current prospectus of the Gateway VIT Fund dated May 1, 2004. The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by this reference to the annual report of the Gateway VIT Fund for the fiscal year ended December 31, 2003. A copy of the prospectus or annual report may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.

The prospectus of the Gateway VIT Fund dated May 1, 2004 is incorporated herein by reference.







--------------------------------------------------------------------------------

                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-6339

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                                Table Of Contents

INTRODUCTION.................................................................  3
     General Information About The Gateway Variable Insurance Trust..........  3
INVESTMENT OBJECTIVES AND PRACTICES..........................................  3
OPTION TRANSACTIONS..........................................................  3
     Selling Covered Call Options............................................  3
     Purchase Of Put Options.................................................  3
     Options On Securities Indexes...........................................  4
     Selling Covered Index Call Options......................................  4
INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS................................  4
     Other Investment Practices..............................................  4
     Certain Risks...........................................................  4
     Investment Restrictions.................................................  5
PURCHASE AND REDEMPTION INFORMATION..........................................  7
INVESTMENT ADVISORY AND OTHER SERVICES.......................................  7
     Gateway Investment Advisers, L.P........................................  7
     Management Agreement....................................................  8
     Services Agreement......................................................  9
     Custodian...............................................................  9
BROKERAGE....................................................................  9
CODE OF ETHICS............................................................... 10
PROXY VOTING POLICIES........................................................ 10
ADDITIONAL TAX MATTERS....................................................... 11
     Federal Tax Matters..................................................... 11
     State And Local Tax Aspects............................................. 11
TRUSTEES AND OFFICERS OF THE TRUST........................................... 12
     Shareholder Meetings And Voting......................................... 13
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS................................ 13
APPENDIX A (Proxy Voting Guidelines Summery)





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                                  INTRODUCTION

GENERAL INFORMATION ABOUT THE GATEWAY VARIABLE INSURANCE TRUST

The Gateway Variable Insurance Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds. The Gateway VIT Fund (the "Fund"), a separate series of shares of beneficial interest in the Trust ("Shares"), is currently the only series of the Trust. The Trust and the Fund were organized on May 11, 2001. The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Agreement and Declaration of Trust dated as of May 11, 2001 and by the Trust's By-laws.

The Fund's shares are only offered on a continuous basis to insurance companies that offer variable life and variable annuity insurance contracts ("Contracts") and to certain qualified retirement plans. Presently the Fund is only offered through separate accounts of the Western Reserve Life Assurance Co. of Ohio (the "Insurance Company"). The Trust intends to file an Application for Exemptive Order with the Securities and Exchange Commission, which, when approved, will allow the Fund to be offered through the separate accounts of multiple insurance companies and to qualified plans.

In the future the Fund may offer its shares to other separate accounts of the Insurance Company as well as other life insurance companies to fund benefits under Contracts. The Fund does not foresee any disadvantage to purchasers of Contracts arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of purchasers of various Contracts to conflict. For example, violation of the federal tax laws by one separate account investing in the Fund could cause the Contracts funded through another separate account to lose their tax-deferred status, unless remedial action was taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Fund. If it becomes necessary for any separate account to replace shares of the Fund with another investment, the Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, Gateway Investment Advisers, L.P. and the Fund are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

                       INVESTMENT OBJECTIVES AND PRACTICES

The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES" in the Fund's prospectus.

The Fund invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 500 Stock Index (the "500 Index"). The Fund may also invest in exchange traded funds such as S&P Depositary Receipts ("SPDRs"). SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the 500 Index. The price and dividend yield of SPDRs track the movement of the 500 Index relatively closely, before deducting expenses. SPDRs are not able to replicate exactly the performance of the 500 Index because the total return generated by the securities will be reduced by various expenses and transaction costs incurred in adjusting the actual balance of the securities. Most SPDR investors, including the Fund, purchase and sell SPDRs in the secondary trading market on a securities exchange and must pay brokerage commissions when they do so. SPDRs may trade at a discount from their net asset value in the secondary market. The amount of the discount is subject to change from time to time in response to various factors and can have a negative effect on the Fund's share price. There is no guarantee that a SPDR will trade at or above its net asset value.

The Fund sells index call options on the S&P 100 Index, the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund also purchases put options on securities indexes. In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes, and purchase call options on securities indexes; however, the Fund does not intend to enter into these types of transactions in the coming year.

The Fund is a diversified, open-end management investment company.

                               OPTION TRANSACTIONS

This section contains a brief general description of various types of options, certain option trading strategies, and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the Fund. It is easier to understand index options if you understand options on individual stocks. For this reason, parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "Selling COVERED INDEX CALL OPTIONS."

PURCHASE OF PUT OPTIONS

Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The purchase of put options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock drops by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.


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OPTIONS ON SECURITIES INDEXES

The Fund is authorized to purchase index put options. The Fund limits its aggregate investment in premiums on put options to an amount not exceeding 5% of its net assets. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple. The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

SELLING COVERED INDEX CALL OPTIONS

The Fund sells index call options. Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities, or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

                  INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

The Fund may hold cash for purposes of liquidity. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested.

The Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

Cash is normally invested in money market instruments such as securities of the
U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"), other no-load mutual funds, or repurchase agreements. Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

Repurchase agreements are instruments under which a fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of the Fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

The success of the Fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries, and factors affecting the performance of individual stocks.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Gateway Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


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S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX
OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE GATEWAY VARIABLE INSURANCE TRUST, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT RESTRICTIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental, i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund ("Fundamental"). As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund have an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or Statement of Additional Information.





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                       PURCHASE AND REDEMPTION INFORMATION

The Fund is only available for purchase on a continuous basis by insurance company separate accounts or retirement plans. Shares of the Fund are purchased and redeemed at its net asset value as next determined following receipt of the purchase order or redemption notice by the applicable insurance company for orders and notices of separate accounts and by the Fund for orders and notices of retirement plans and insurance companies on their own behalf. Certificates for shares of the Fund will not be issued.

The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the SEC;
(c) if any emergency exists as defined by the SEC so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates the Fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the Fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities.

The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon notice to shareholders.

Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.


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Gateway Investment Advisers, L.P., (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since its inception. Gateway Investment Advisers, Inc. ("GIA") is the general partner of the Adviser with a 74.66% ownership interest. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the Fund, and President of the Trust, together own of record and beneficially 100% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director.


MANAGEMENT AGREEMENT

The Trust has retained the Adviser under an investment advisory contract (the "Management Agreement") to act as investment manager and in such capacity supervise the investments of the Fund, subject to the policies and control of the Trust's Board of Trustees. Pursuant to the Management Agreement, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding the Fund's investments; (ii) office space, including secretarial, clerical and other office help, telephones, securities valuations and other office equipment; and (iii) the services of all officers of the Trust. In addition, the Adviser has agreed to bear (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs. The Management Agreement further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

The Management Agreement provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be paid by the Trust. Such expenses, if not paid by others, will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by the Fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

o    expenses of continuing the Trust's existence;

o    fees and expenses of trustees not employed by the Adviser;

o expenses that the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940;

o expenses of registering or qualifying the Trust or its shares under federal and various state laws, and maintaining and updating such registrations and qualifications;

o borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short), taxes, fees and commissions of every kind; expenses of issue, including cost of share certificates;

o    repurchases and redemption of shares;

o charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents, and registrars;

o    expenses of valuing shares of the Fund;

o    auditing, accounting, and legal expenses;

o    expenses of shareholder meetings and proxy solicitations therefore;

o    insurance expenses;

o    membership fees of the Investment Company Institute;

o and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Management Agreement, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

The Management Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Management Agreement contemplates that the Adviser may act as an investment manager or adviser for others.

The Management Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Management Agreement, and by vote of the shareholders of the Fund.

The Management Agreement may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Management Agreement terminates automatically in the event of assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

The Management Agreement continues in effect for a period of two years and thereafter, provided continuance for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the Management Agreement or "interested persons" of any party to the Management Agreement (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purposes.


The following describes the material factors and conclusions that formed the basis for the Board of Trustees of the Trust in approving the current investment advisory agreement: features of the proposed Management Agreement were first discussed, specifically that the Adviser's compensation under the Agreement is a daily fee based on net asset value, and calculated at an annual rate of 0.50%. It was also noted that the Adviser would assume the Fund's expenses of preparing and printing prospectuses and reports to shareholders. In addition, the Adviser offered, under a side letter agreement, to subsidize the Fund by waiving up to 100% of its fee through December 31, 2004 in order to maintain the Fund's expense ratio at a level of 1.00%. The Fund's projected expense ratio of 1.00% was then compared to Morningstar averages as published in the June 30, 2003 release of Morningstar Principia for Variable Annuities/Life. Its projected expense ratio was lower than both the average of all pure no-load funds in the $10 to $15 million range and all domestic equity funds in the same range. Also noted was that the Fund compared favorably to the average expense ratio of all taxable bond and domestic hybrid funds in the same asset range, especially when taking into consideration the lower costs of managing fixed income portfolios that are a substantial part of both of these Morningstar categories.




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An excerpt of the existing Gateway Fund prospectus as well its historical performance information was reviewed, the objective and strategies of which are identical to the Fund. Pertinent information regarding the Adviser, including its brokerage practices, was also reviewed by the Board. Based on the review and discussion of the above factors, the Board, including those who were "not interested persons" as defined in the Investment Company Act of 1940, unanimously agreed to approve the investment advisory contract.



The following table shows the Advisory Fees earned by the Adviser for providing services to the Fund. It also shows the amount of the fees earned and waived, if applicable, by the Adviser for the period from the initial public offering of shares (November 6, 2001) through December 31, 2001 and for the years ended December 31, 2002 and 2003. The Adviser has contractually agreed to waive up to 100% of its management fee in order to maintain total annual Fund operating expenses at 1.00% of its average daily net assets through December 31, 2004.





                 FEE AND WAIVER          GATEWAY VIT FUND
                 --------------          ----------------
                 2003 Fee Earned             $64,265
                 2003 Fee Waived                   0
                 2003 Fee Paid               $64,265
                 2002 Fee Earned             $61,244
                 2002 Fee Waived             $21,402
                                             -------
                 2002 Fee Paid               $39,842
                 2001 Fee Earned             $ 9,493
                 2001 Fee Waived             $ 8,372
                                             -------
                 2001 Fee Paid               $ 1,121


SERVICES AGREEMENT

The Adviser is the Trust's Transfer, Dividend Disbursing, and Financial Servicing Agent under a services agreement (the "Services Agreement"). The Adviser's mailing address is Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209. Under the Services Agreement, the Adviser receives no compensation for its services. However, the Adviser is reimbursed by the Trust for any out-of-pocket expenses or disbursements which the Adviser may reasonably incur in excess of its basic overhead expenses incurred in performing its services. In addition, the Adviser will be reimbursed by the Trust for the portion of the salary and related employment expenses of the Adviser's general counsel allocated to the Trust in such manner as shall be determined by the Board of Trustees of the Trust.

As Transfer Agent for the Trust, the Adviser's general duties include transferring shares, depositing the payments for the purchase of fund shares with the Custodian and notifying the Trust and Custodian of such deposits. The Adviser opens and maintains a bookshare account for each shareholder, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Adviser also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Adviser will direct the Custodian to pay the appropriate redemption proceeds. If the redemption request does not comply with such standards, the Adviser will promptly notify the shareholder of the reasons for rejecting the redemption request.

As the Dividend Disbursing Agent for the Trust, the Adviser, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Adviser will prepare and deliver to shareholders dividend payments in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Adviser will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Adviser of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Adviser will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). Under Custody Agreements with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

                                    BROKERAGE

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the Fund's best interest, considers all relevant factors, including:

o    price;

o    the size of the transaction;

o    the nature of the market for the security;

o    the amount of commission;

o    the timing of the transaction taking into account market prices and trends;

o the reputation, experience, and financial stability of the broker-dealer involved;

o    the quality of service rendered by the broker-dealer in other transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.


The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.



Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution.


While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.


For the years ended December 31, 2002 and December 31, 2003, the Fund paid $14,622 and $11,234, respectively in brokerage commissions. For the period from the initial public offering of shares (November 6, 2001) through December 31, 2001, the Fund paid $13,813 in brokerage commissions.


                                 CODE OF ETHICS

Gateway Variable Insurance Trust and Gateway Investment Advisers L.P. have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permit employees subject to the codes to invest in securities, including securities that may be purchased or held by the Gateway VIT Fund on a limited basis. You may obtain copies of the Codes from the Securities and Exchange Commission.

                              PROXY VOTING POLICIES


The Trust recognizes that voting rights are financial assets of the Fund and that they must be managed accordingly; with voting decisions for the Fund being made in the best interests of the Fund's shareholders. The Adviser, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its clients. The Adviser, in turn, has formally adopted Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of the Adviser. By adopting these policies and procedures, the Board of Trustees of the Trust confirms that: 1) it has delegated to the Adviser the duty to ensure that the Fund's proxies are voted in accordance with these policies and procedures, and 2) the Adviser's use of ISS to fulfill its duty is appropriate. The Trustees review these proxy policies and voting procedures on an annual basis. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. The guidelines outline the rationale for determining how particular issues should be voted. See Appendix A for a summery of these guidelines. The Adviser has instructed ISS to vote in accordance with the guidelines unless the following conditions apply:



o The Adviser's portfolio management team has decided to override the ISS's vote recommendation for the Fund based on it own determination that the Fund's shareholders would best be served with a vote contrary to the ISS recommendation. Such decision(s) are documented by the Adviser and communicated to ISS and to the Board;



o ISS does not give a vote recommendation, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser, through its portfolio management team documents the reason(s) used in determining a vote and communicates the Adviser's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.



CONFLICTS OF INTEREST



From time to time, the Adviser or an employee or other affiliate of the Adviser may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if the Adviser has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. ONLY in those instances where: (i) an ISS voting recommendation is not being followed or (ii) ISS does not give a vote recommendation; any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. the Adviser is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations will be recorded and reported to the Trusts' Board of Trustees.



HOW TO OBTAIN ADDITIONAL INFORMATION



A description of these policies and procedures, as well as information regarding how a particular Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (on or after June 30, 2004), will be available:



o    without charge, upon request, by calling toll-free 1-800-354-6339; and



o    on the Securities and Exchange Commission's website at http://www.sec.gov.



The Fund will send a copy of the requested item(s) within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.


                             ADDITIONAL TAX MATTERS

The tax discussion set forth below and in the prospectuses is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in a fund.

FEDERAL TAX MATTERS

The Fund intends to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests the Fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income each taxable year must be derived principally from dividends, interest, and gains from the sale or other disposition of securities, including gains from options.


Tax regulations require the Fund to assume that open option contracts are closed at the end of each year and to include the resulting capital gain or loss (classified 60% long-term, 40% short-term) in the determination of distributions to shareholders.


The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectus for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts. To comply with regulations under
Section 817(h)of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals. The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from a Fund should consult a qualified tax adviser.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year at least (1) 98% of its gross income for the calendar year, (2) 98% of its capital gain net income for the 12-month period ending on October 31, and (3) any amounts previously subject to the excise tax but not yet distributed. The Fund intends to make distributions that are necessary to avoid imposition of the excise tax. The 4% excise tax does not apply where the Fund sells only (1) to separate accounts in connection with variable contracts, (2) to qualified retirement plans, or (3) in connection with the Fund's initial seed capital where the investment is no more than $250,000.

Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.

Under the Trust's Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office have been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS A "DISINTERESTED PERSON" OF THE GATEWAY VARIABLE INSURANCE TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.


JAMES M. ANDERSON, Cincinnati Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; Trustee of the Gateway Variable Insurance Trust since October 2002, Oversees Two Portfolios in Fund Complex*; Cincinnati Children's Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children's Hospital Medical Center; Director of Union Central Life; Director of National Stock Exchange. Age 62.



KENNETH A. DRUCKER, Sequa Corporation, 200 Park Avenue, New York, New York 10166; Trustee of The Gateway Trust since April 1986; Trustee of the Gateway Variable Insurance Trust since October 2001; Oversees Two Portfolios in Fund Complex*; Sequa Corporation (industrial equipment), Vice President and Treasurer since 1987. Age 58.



R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of The Gateway Trust since April 1996; Trustee of the Gateway Variable Insurance Trust since October 2001; Oversees Two Portfolios in Fund Complex*; Retired; Baldwin Piano & Organ Company, Chairman from 1984 to 1997 and Director from 1994 to 1997; Director of Anderson Bank Company of Cincinnati, OH. Age 72.


THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE GATEWAY VARIABLE INSURANCE TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940. EACH IS A DIRECTOR, OFFICER AND EMPLOYEE OF THE TRUST'S ADVISER, AND AN OFFICER AND A TRUSTEE OF THE TRUST.


WALTER G. SALL, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; Chairman and Trustee of the Gateway Variable Insurance Trust since October 2001; Oversees Two Portfolios in Fund Complex*; Gateway Investment Advisers, L.P., Chairman and Chief Executive Officer since 1995; Director of Melmedica Children's Healthcare, Inc; Director of Anderson Bank Company of Cincinnati, OH. Age 59.


THE FOLLOWING PROVIDES INFORMATION REGARDING EACH OFFICER OF THE GATEWAY VARIABLE INSURANCE TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.


GARY H. GOLDSCHMIDT, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Vice President and Treasurer of the Gateway Variable Insurance Trust since October 2001; Gateway Investment Advisers, L.P., Chief Financial Officer since 2004 and Controller since December 1999; Countrywide Fund Services, Inc. (mutual fund service provider), Vice President and Financial Reporting Manager from December 1993 to December 1999. Age 41.



GEOFFREY KEENAN, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Vice President of the Gateway Variable Insurance Trust since October 2001; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 45.



J. PATRICK ROGERS, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund since 1997; Portfolio Manager of the Cincinnati Fund since 1994; Portfolio Manager of the Gateway VIT Fund since October 2001; President of the Gateway Variable Insurance Trust since October 2001; Oversees One Portfolio in Fund Complex*; Gateway Investment Advisers, L.P., President since 1995. Age 40.



DONNA M. SQUERI, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Secretary of the Gateway Variable Insurance Trust since October 2001; Gateway Investment Advisers, L.P., General Counsel since December 1995. Age 44.



* As of May 1, 2004, "Fund Complex" refers to The Gateway Trust and the Gateway Variable Insurance Trust.



STANDING COMMITTEES


The Trust currently has one standing Committee which is the Audit Committee. The current members of the Committee are: Kenneth Drucker, Chairman, James M. Anderson and Dick Harrison. The Committee schedules two regular meetings per year. The primary function of the Audit Committee is to act on behalf of the Board of Trustees in fulfilling its oversight responsibilities related to the Trust's internal controls, financial reporting, and audit functions. For the year ended December 31, 2003, the Audit Committee convened two times.




BENEFICIAL OWNERSHIP OF EQUITY SECURITIES AS OF DECEMBER 31, 2003:

                                                    AGGREGATE DOLLAR RANGE OF
                         DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN THE TRUST
NAME OF DIRECTOR         SECURITIES IN THE FUND      AND THE GATEWAY TRUST*
----------------         ----------------------   ------------------------------
James M. Anderson                 None                   over $100,000
Kenneth A. Drucker                None                   over $100,000
R.S. (Dick) Harrison              None                   over $100,000
Walter G. Sall                    None                   over $100,000


* the funds of the Gateway Trust consist of the Gateway Fund. The Gateway Variable Insurance Trust consists of the Gateway VIT Fund.


TRUSTEE COMPENSATION

Messrs. Sall, Rogers, Keenan, Goldschmidt, and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $2,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $200 fee for each regular or special meeting of the Board of Trustees attended; and (c) $200 ($250 for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

     The following table provides information about the compensation received by each Trustee from the Trust for the Fund's fiscal year ended December 31, 2002. Trustees serve on a total of two trusts comprised of three mutual fund portfolios.




                                                  TOTAL COMPENSATION PAID
                        TOTAL COMPENSATION        FROM TRUST AND GATEWAY
NAME OF TRUSTEE         FROM TRUST FOR 2003           TRUST FOR 2003*
---------------         -------------------       -----------------------
Walter G. Sall               $    0                       $     0
James M. Anderson            $3,000                       $18,500
Kenneth A. Drucker           $3,300                       $24,800
R.S. Harrison                $3,000                       $20,500



SHAREHOLDER MEETINGS AND VOTING

A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.

On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract.

The voting privileges of Contract owners, and limitations on those privileges, are explained in the prospectus relating to the Contracts. Each insurance company, as the owner of the assets in the separate accounts, will vote Fund shares that are held in the separate accounts to fund benefits under the Contracts in accordance with the instructions of Contract owners. This practice is commonly referred to as "pass-through" voting. The insurance company also will vote for or against any proposition, or will abstain from voting, any Fund shares attributable to a Contract for which no timely voting instructions are received, and any Fund shares held by an insurance company for its own account, in proportion to the voting instructions that it receives with respect to all Contracts participating in the Fund. This practice is commonly referred to as "mirror" or "echo" voting. If an insurance company determines, however, that it is permitted to vote any Fund share in its own right, it may elect to do so, subject to then-current interpretation of the Investment Company Act of 1940 and the rules thereunder.


As of March 31, 2003, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, owned 99.99% of the outstanding shares of the Fund and may be deemed to control the Fund. Transamerica Life Insurance Company, an Iowa corporation, is wholly owned by First Ausa Life Insurance Company, which is wholly owned by Aegon USA, Inc., which is wholly owned by AEGON N.V. As the controlling shareholder, Transamerica Life Insurance Company could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Adviser. The Trust knows of no other person who, as of April 15, 2004, held of record or owned beneficially 5% or more of the Fund.



                  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, OH 45202, serves as independent auditors of the Trust. Ernst & Young LLP performs an annual audit of the Fund's financial statements, reviews the Fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2003.

                                   APPENDIX A


                         PROXY VOTING GUIDELINES SUMMARY
                       GATEWAY INVESTMENT ADVISERS, L.P.

1. OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent
o Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as a voting item.

2. BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse
o Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non-audit fees paid to the auditor are excessive.
o Are inside directors or affiliated outside directors and the full board is less than majority independent
o Sit on more than six boards
o Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation). In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.




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Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote CASE-BY-CASE on shareholder proposals requiring the position of chairman be filled by an independent director.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
o Long-term financial performance of the target company relative to its industry
o Management's track record
o Background to the proxy contest
o Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


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


CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o Purchase price
o Fairness opinion
o Financial and strategic benefits
o How the deal was negotiated
o Conflicts of interest
o Other alternatives for the business
o Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o Impact on the balance sheet/working capital
o Potential elimination of diseconomies
o Anticipated financial and operating benefits
o Anticipated use of funds
o Value received for the asset
o Fairness opinion
o How the deal was negotiated
o Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o Dilution to existing shareholders' position
o Terms of the offer
o Financial issues
o Management's efforts to pursue other alternatives
o Control issues
o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o The reasons for the change
o Any financial or tax benefits
o Regulatory benefits
o Increases in capital structure
o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o Prospects of the combined company, anticipated financial and operating benefits
o Offer price
o Fairness opinion
o How the deal was negotiated
o Changes in corporate governance
o Change in the capital structure
o Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o Tax and regulatory advantages
o Planned use of the sale proceeds
o Valuation of spinoff
o Fairness opinion
o Benefits to the parent company
o Conflicts of interest
o Managerial incentives
o Corporate governance changes
o Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o Cash compensation, and
o Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic trading patterns
o Rationale for the repricing
o Value-for-value exchange
o Option vesting
o Term of the option
o Exercise price


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



o Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:
o Purchase price is less than 85 percent of fair market value, or
o Offering period is greater than 27 months, or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o The parachute should be less attractive than an ongoing employment opportunity with the firm
o The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES
CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o The degree that competitors are using animal- free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
o Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
o Any voluntary labeling initiatives undertaken or considered by the company. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
o The company's existing healthcare policies, including benefits and healthcare access for local workers
o Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
o The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
o The company's initiatives in this regard compared to those of peer companies

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
o Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o The risk of any health-related liabilities.
Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o Whether restrictions on marketing to youth extend to foreign countries
Cease production of tobacco-related products or avoid selling products to tobacco companies:
o The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
o Whether there are publicly available environmental impact reports
o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
o The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
o Approximate costs of complying with current or proposed environmental laws
o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
o Measurements of the company's emissions levels
o Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o The nature of the company's business and the percentage affected
o The extent that peer companies are recycling
o The timetable prescribed by the proposal
o The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o The timetable and specific action prescribed by the proposal
o The costs of implementation
o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
o A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
o The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o Independence of the compensation committee
o Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and loc

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
o The nature and amount of company business in that country
o The company's workplace code of conduct
o Proprietary and confidential information involved

o Company compliance with U.S. regulations on investing in the country
o Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o Agreements with foreign suppliers to meet certain workplace standards
o Whether company and vendor facilities are monitored and how
o Company participation in fair labor organizations
o Type of business
o Proportion of business conducted overseas
o Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o Peer company standards and practices
o Union presence in company's international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o Company compliance with or violations of the Fair Employment Act of 1989
o Company antidiscrimination policies that already exceed the legal requirements
o The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o The level of the company's investment in Northern Ireland
o The number of company employees in Northern Ireland
o The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
o Whether the company has in the past manufactured landmine components
o Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o The percentage of revenue derived from cluster bomb manufacturing
o Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
o Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
o The information is already publicly available or
o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o The degree of board diversity
o Comparison with peer companies
o Established process for improving board diversity
o Existence of independent nominating committee
o Use of outside search firm
o History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
o The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

PART C.  OTHER INFORMATION


Item 23. Exhibits

(a) Articles of Incorporation. Registrant's Agreement and Declaration of Trust which was filed as an Exhibit to Registrant's Registration Statement on May 15, 2001 is hereby incorporated by reference.

(b) By-laws. Registrant's By-laws which were filed as an Exhibit to Registrant's Registration Statement on May 15, 2001 are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts. Registrant's Management Agreement with Gateway Investment Advisers, L.P. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No.1 is hereby incorporated by reference.

(e)      Underwriting Contracts. None.

(f)      Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreement. Registrant's Custody Agreement with U.S. Bank N.A. (formally Firstar Bank, N.A.) which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

(h)      Other Material Contracts.

         (i) Participation Agreement with Western Reserve Life Assurance Co. of Ohio which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

         (ii) Services Agreement with Gateway Investment Advisers, L.P. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

(i) Legal Opinion and Consent. A Legal Opinion prepared by Thompson Hine LLP which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on April 30, 2002 is hereby incorporated by reference. A Consent prepared by Thompson Hine LLP to incorporate by reference the Legal Opinion is filed herewith.

(j)      Other Opinions. Consent of Accountants is filed herewith.

(k)      Omitted Financial Statements. None.

(l) Initial Capital Agreements. Letters of Initial Stockholders which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 are hereby incorporated by reference.

(m)      Rule 12b-1 Plan. None.

(n)      Rule 18f-3 Plan.  None.

(o)      Reserved.

(p) Code of Ethics. (i) Code of Ethics for Registrant which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

         (ii) Code of Ethics for Gateway Investment Advisers, L.P. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

(q) Powers of Attorney Powers of Attorney for the Trustees and officers are filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Funds


         None.

Item 25. Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisors, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


         Gateway Investment Advisers, L.P. (the "Adviser") the general partner of which is Gateway Investment Advisers, Inc. (the "GIA") is the investment adviser to the Trust, The Gateway Trust, and to other individually managed accounts as well.



Item 27. Principal Underwriters

         None

Item 28. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209.

Item 29. Management Services Not Discussed in Parts A or B

         None.

Item 30. Undertakings

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on the 28th day of April, 2004.


                                        Gateway Variable Insurance Trust

                                        By: /s/ Walter G. Sall
                                            ------------------------------------
                                            Walter G. Sall, Chairman and Trustee



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Dated: April 28, 2004                   /s/ Walter G. Sall
                                        ----------------------------------------
                                        Walter G. Sall, Trustee and Chairman

Dated: April 28, 2004                   /s/ J. Patrick Rogers
                                        ----------------------------------------
                                        J. Patrick Rogers, President

Dated: April 28, 2004                   /s/ Gary H. Goldschmidt
                                        ----------------------------------------
                                        Gary H. Goldschmidt
                                        Treasurer


                                       *By: /s/ J. Patrick Rogers
Kenneth A. Drucker, *Trustee                ------------------------------------
Robert S. Harrison, *Trustee                J. Patrick Rogers
James M. Anderson, *Trustee                 Attorney-in-Fact
                                            April 28, 2004

                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT                            EXHIBIT TAG
--------------     ----------------------                            -----------
1.                 Consent of Counsel                                Ex-99.23.i

2.                 Consent of Ernst & Young LLP                      Ex-99.23.j

3.                 Powers of Attorney                                Ex-99.23.q